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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 23, 2005


                  FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)



      Maryland                       000-50728                   52-1627106
-----------------------              -----------             -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

                          c/o Steben & Company, Inc.
                         2099 Gaither Road, Suite 200
                           Rockville, Maryland 20850
                           -------------------------
               (Address of Principal Executive Office)(zip code)

                                (240) 631-9808
                                --------------
                        Registrant's telephone number,
                             including area code:

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

    [  ]   Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

    [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act (17 CFR 240.14a-12)

    [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4. Change in the Registrant's Certifying Accountant

     Arthur F. Bell, Jr. & Associates, L.L.C. audited the financial statements of Futures Portfolio Fund, Limited Partnership ("Fund"), a Maryland limited partnership, for the 2 years ended December 31, 2004. On August 18, 2005, Arthur F. Bell, Jr. & Associates, L.L.C. resigned as the independent registered public accounting firm for the Fund citing "strategic business decision based on the future goals and direction of [the] firm's practice." At this time, Arthur F. Bell, Jr. & Associates, L.L.C. is reducing its attestation services to public reporting companies.

     The audit reports of Arthur F. Bell, Jr. & Associates, L.L.C. on the financial statements of Futures Portfolio Fund, Limited Partnership as of and for the two fiscal years ended December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through August 18, 2005, there were no disagreements between us and Arthur F. Bell, Jr. & Associates, L.L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Arthur F. Bell, Jr. & Associates, L.L.C.'s satisfaction, would have caused Arthur F. Bell, Jr. & Associates, L.L.C. to make reference in connection with its opinion to the subject matter of the disagreement.

     The audit committee of Steben & Company, Inc., as General Partner of the Futures Portfolio Fund, Limited Partnership, accepted Arthur F. Bell, Jr. & Associates, L.L.C's resignation and has commenced an immediate search for a new independent registered public accounting firm.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Futures Portfolio Fund, Limited Partnership
                                   By: Steben & Company, Inc.
                                   General Partner

Date:  August 23, 2005             By: /s/ Kenneth E. Steben
                                       ---------------------
                                       Kenneth E. Steben
                                       President of the General Partner



Exhibits

The following exhibits filed herewith.

1.1      Arthur F. Bell, Jr. & Associates, L.L.C. Letter